AllianceBernstein Municipal Income Fund II, Inc. (the "Fund")
Exhibit 77Q3(a)
811-07618

(i) We have tested these disclosure controls and procedures as of March 27, 2003 and report that they are working properly to ensure that material information required to be disclosed in the report is so disclosed or, if not, is made known to the Certifying Officer, particularly during the period in which the reports are being prepared.

(ii) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

(iii) Certification:

I, Mark D. Gersten, certify that:

1. I have reviewed this report on Form N-SAR of AllianceBernstein
Municipal Income Fund II, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors
(or persons performing the equivalent functions):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officer and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date: May 29, 2003

/s/ Mark D. Gersten
Mark D. Gersten
Treasurer and Chief Financial Officer

Certification:

I, John D. Carifa, certify that:

1. I have reviewed this report on Form N-SAR of AllianceBernstein
Municipal Income Fund II, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a)designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

c)presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent function):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officer and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date: May 29, 2003

/S/ John D. Carifa
John D. Carifa
Chairman and President

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1, 72DD2, 73A1, 73A2, 74U1, 74U2, 74V1, and 74V2 completely, the correct answers are as follows:

Items 72DD1 and 72DD2 - Dividends paid from Net Investment Income:

Series 1 - Florida:
Class A $2,852
Class B $2,394
Class C $1,133

Distributions in excess of net investment income:
Class A $0
Class B $0
Class C $0

Series 2 - Minnesota:
Class A $1,513
Class B $485
Class C $410

Distributions in excess of net investment income:
Class A $0
Class B $0
Class C $0

Series 3 - New Jersey:
Class A $2,140
Class B $2,461
Class C $1,053

Distributions in excess of net investment income:
Class A $0
Class B $0
Class C $0

Series 4 - Ohio:
Class A $1,780
Class B $1,608
Class C $1,165

Distributions in excess of net investment income:
Class A $0
Class B $0
Class C $0

Series 5 - Pennsylvania:
Class A $2,273
Class B $1,537
Class C $955

Series 6 - Michigan:
Class A $1,352
Class B $1,104
Class C $1,239

Distributions in excess of net investment income:
Class A $0
Class B $0
Class C $0

Series 7 - Massachusetts:
Class A $1,342
Class B $1,648
Class C $1,036

Distributions in excess of net investment income:
Class A $0
Class B $0
Class C $0

Series 8 - Arizona:
Class A $2,634
Class B $1,867
Class C $513

Series 9 - Virginia:
Class A $1,800
Class B $1,759
Class C $715

Items 73A1 and 73A2 - Dividends per share:

Series 1 - Florida:
Dividends paid from Net Investment Income:
Class A $0.2600
Class B $0.2300
Class C $0.2300

Distributions in excess of net investment income:
Class A $0.0000
Class B $0.0000
Class C $0.0000

Series 2 - Minnesota:
Dividends paid from Net Investment Income:
Class A $0.2400
Class B $0.2000
Class C $0.2000

Distributions in excess of net investment income:
Class A $0.0000
Class B $0.0000
Class C $0.0000

Series 3 - New Jersey:
Dividends paid from Net Investment Income:
Class A $0.2300
Class B $0.2000
Class C $0.2000

Distributions in excess of net investment income:
Class A $0.0000
Class B $0.0000
Class C $0.0000

Series 4 - Ohio:
Dividends paid from Net Investment Income:
Class A $0.2400
Class B $0.2100
Class C $0.2100

Distributions in excess of net investment income:
Class A $0.0000
Class B $0.0000
Class C $0.0000

Series 5 - Pennsylvania:
Dividends paid from Net Investment Income:
Class A $0.2500
Class B $0.2100
Class C $0.2100

Series 6 - Michigan:
Dividends paid from Net Investment Income:
Class A $0.2600
Class B $0.2200
Class C $0.2200

Distributions in excess of net investment income:
Class A $0.0000
Class B $0.0000
Class C $0.0000

Series 7 - Massachusetts:
Dividends paid from Net Investment Income:
Class A $0.2600
Class B $0.2200
Class C $0.2200

Distributions in excess of net investment income:
Class A $0.0000
Class B $0.0000
Class C $0.0000

Series 8 - Arizona:
Dividends paid from Net Investment Income:
Class A $0.2500
Class B $0.2100
Class C $0.2100

Series 9 - Virginia:
Dividends paid from Net Investment Income:
Class A $0.2500
Class B $0.2200
Class C $0.2200

Items 74U1 and 74U2 - Number of Shares Outstanding:

Series 1 - Florida:
Class A 10,382
Class B 10,754
Class C  5,134

Series 2 - Minnesota:
Class A 6,221
Class B 2,438
Class C 2,070

Series 3 - New Jersey:
Class A  8,874
Class B 12,365
Class C  5,033

Series 4 - Ohio:
Class A 7,463
Class B 7,994
Class C 5,697

Series 5 - Pennsylvania:
Class A 8,766
Class B 6,979
Class C 4,405

Series 6 - Michigan:
Class A 5,450
Class B 5,222
Class C 5,957

Series 7 - Massachusetts:
Class A 4,687
Class B 7,230
Class C 4,351

Series 8 - Arizona:
Class A 10,049
Class B  8,686
Class C  2,507

Series 9 - Virginia:
Class A 6,990
Class B 8,103
Class C 3,430

Items 74V1 and 74V2 - Net Asset Value Per Share:

Series 1 - Florida:
Class A $10.25
Class B $10.26
Class C $10.26

Series 2 - Minnesota:
Class A $10.15
Class B $10.14
Class C $10.15

Series 3 - New Jersey:
Class A $ 9.81
Class B $ 9.82
Class C $ 9.82

Series 4 - Ohio:
Class A $ 9.93
Class B $ 9.92
Class C $ 9.93

Series 5 - Pennsylvania:
Class A $10.39
Class B $10.39
Class C $10.39

Series 6 - Michigan:
Class A $10.78
Class B $10.76
Class C $10.76

Series 7 - Massachusetts:
Class A $10.86
Class B $10.84
Class C $10.84

Series 8 - Arizona:
Class A $10.72
Class B $10.70
Class C $10.70

Series 9 - Virginia:
Class A $10.64
Class B $10.62
Class C $10.62